SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) : June 3, 1999


                           ORGANIC FOOD PRODUCTS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


California                           333-22997                 94-3076294
--------------------------------------------------------------------------------
(State or other                     (Commission File          (IRS Employer
jurisdiction of incorporation)          Number)             Identification No.)




                           550 Monterey Road, Suite B
                              Morgan Hill, CA 95037
                              ---------------------
                     Address of Principal Executive Offices


                                 (408) 782-1133
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events.
-------  -------------

On May 26, 1999, the NASDAQ Listing Qualifications Panel (the "Panel") determined to delist the Company's securities from the NASDAQ's SmallCap Market effective with the close of business day, May 26, 1999. The Panel cited the reason for the delisting was non-compliance with the net tangible assets requirement noted in the most recent Form 10-Q filing. The Company's securities began trading on the NASDAQ OTC Bulletin Board System under the symbol OFPI on May 27, 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 3, 1999                    Organic Food Products, Inc.

                                       /s/ Richard R. Bacigalupi
                                       -----------------------------------------
                                       Richard R. Bacigalupi
                                       Chief Financial Officer